United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 25, 2007
OXiGENE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21990 (Commission File Number)	13-3679168 (I.R.S. Employer Identification No.)
230 Third Avenue, Waltham, MA 02451
(Address of principal executive offices)
Registrant’s telephone number, including area code: (781) 547-5900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBITS
EX-99.1 Press Release dated June 27, 2007

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(a)   Not applicable.
(b)   Not applicable.
(c)   Not applicable.
(d)   On June 27, 2007, OXiGENE, Inc. (“OXiGENE” or the “Company”) announced that its Board of Directors had expanded the size of the Board to nine members and appointed Roy Hampton Fickling and William D. Schwieterman, M.D. to serve as members of the Board.
Mr. Fickling, 41, is the owner and President of Fickling & Company, Inc., a Macon, Georgia-based regional real estate development, brokerage, management and consulting firm, since October 1993, and a Director of several closely held investment and operating companies. Mr. Fickling was a founding Director of Rivoli Bank & Trust, of Macon and of Beech Street, U.K., Ltd. of London, England, an international healthcare administration firm. He was a major shareholder and advisor to Beech Street Corporation, the largest private PPO network, prior to its acquisition by Concentra, Inc. in 2005. Prior to forming Fickling & Company, Mr. Fickling was employed by Charter Medical Corporation where he worked in the administration of both a medical surgical hospital and a psychiatric hospital. Mr. Fickling holds a B.A. in Business Administration from the University of Georgia.
Dr. Schwieterman, 49, has been an independent consultant to biotech and pharmaceutical companies specializing in clinical development since July 2002. He is a board-certified internist and a rheumatologist who was formerly Chief of the Medicine Branch and Chief of the Immunology and Infectious Disease Branch in the Division of Clinical Trials at the FDA. In these capacities and others, Dr. Schwieterman spent 10 years at the FDA in the Center for Biologics overseeing a wide range of clinical development plans for a large number of different types of molecules. Dr. Schwieterman holds a B.S. and M.D. from the University of Cincinnati.
Each of Mr. Fickling and Dr. Schwieterman, similarly to the other members of the Company’s Board of Directors, will serve terms concluding at each annual meeting of the Company’s stockholders, and will receive annual compensation of $30,000 for his service as director. Each of them has also been granted 40,000 shares of the Company’s restricted common stock, vesting over four years in accordance with the terms of the applicable Restricted Stock Agreement.
(e)   Not applicable.
(f)   Not applicable.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
(d)   Exhibits:

Exhibit Number	Description

99.1	Press Release dated June 27, 2007, reporting appointment of Mr. Fickling and Dr. Schwieterman to OXiGENE’s Board of Directors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2007	OXiGENE, Inc.
/s/ James B. Murphy

By: James B. Murphy Vice President and Chief Financial Officer

EXHIBITS

Exhibit Number	Description

99.1	Press Release dated June 27, 2007, reporting appointment of Mr. Fickling and Dr. Schwieterman to OXiGENE’s Board of Directors.